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                                                                    EXHIBIT 99.2


                   AMENDED AND RESTATED FORBEARANCE AGREEMENT

        THIS AMENDED AND RESTATED FORBEARANCE AGREEMENT (this "Forbearance Agreement") is entered into as of December 21, 2001 among GENEVA STEEL LLC, a Delaware limited liability company ("Borrower"), each Lender signatory hereto (each, together with its successors and permitted assigns, a "Lender"), and CITICORP USA, INC., acting as agent for itself and the other Lenders (in such capacity, "Agent"). Unless otherwise specified herein, all capitalized terms used in this Forbearance Agreement shall have the meanings ascribed to them in the Loan Agreement (as hereinafter defined).

                              W I T N E S S E T H:

        WHEREAS, the Borrower, the Agent and the Lenders are party to a Term Loan Agreement dated as of January 3, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement");

        WHEREAS, prior to November 15, 2001, the Borrower informed the Agent of its intention to temporarily shut down the majority of its operations and the operations of its Subsidiaries and to continue to sell certain of their inventories and to collect their receivables in an orderly manner during such temporary shut-down period;

        WHEREAS, the Agent determined that there had occurred a material adverse change in the value of the security interests or in the business, operations, assets, liabilities (contingent or otherwise) or financial condition of the Borrower since January 2, 2001;

        WHEREAS, the Agent also determined that a shut-down of the Borrower's and its Subsidiaries' operations constitutes a Default and/or an Event of Default under the Loan Agreement;

        WHEREAS, prior to November 15, 2001 the Borrower informed the Agent of its belief that the best method for the preservation of the value of the assets of the Borrower and its Subsidiaries was to continue to sell certain of their inventories and to collect their receivables in conjunction with continued limited funding in accordance with a budget made under the Credit Agreement, dated as of January 3, 2001, as amended, among the Borrower, the lenders and issuers party thereto and Citicorp, as agent for the lenders (as amended, the "Credit Agreement");

        WHEREAS, in light of the foregoing, prior to November 15, 2001 the Borrower requested that the Agent and the Lenders forbear from exercising the remedies available to them under the Loan Agreement until the close of business on December 21, 2001 while the Borrower and its Subsidiaries operated in a shut-down mode and applied the proceeds of the collateral securing the Credit Agreement to the outstandings thereunder (including the cash collateralization of letters of credit);

        WHEREAS, on November 15, 2001 the Borrower, the Agent and the Lenders entered into a Forbearance Agreement, which was consented to by the Government Guarantor, pursuant to which the Agent and the Lenders agreed, with the Government Guarantor's consent, to such forbearance on the terms set forth therein (the "Original Forbearance Agreement");


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        WHEREAS, as of December 21, 2001 the Borrower had paid all of the outstandings under the Credit Agreement and cash collateralized all letters of credit issued thereunder, and the commitments under the Credit Agreement had been terminated;

        WHEREAS, the Borrower believes that the best method for the preservation of the value of the assets of the Borrower and its Subsidiaries is, at least until January 11, 2002, to continue to investigate the possibility of additional financing and to continue to sell certain of their inventories and to collect their receivables and to deposit the proceeds of such inventory and receivables in a Blocked Account or a Cash Collateral Account as directed by the Agent, which proceeds the Agent shall disburse to the Borrower (after receipt of a written request from the Borrower) for application to the shut-down costs of the Borrower in accordance with the Budget;

        WHEREAS, in light of the foregoing, the Borrower has requested that the Agent and the Lenders amend and restate the Original Forbearance Agreement to provide that the Agent and Lenders forbear from exercising the remedies available to them under the Loan Agreement for an extended period until the close of business on January 11, 2002 while the Borrower and its Subsidiaries operate in accordance with Budget and deposit the proceeds of such inventory and receivables into a Blocked Account or a Cash Collateral Account as directed by the Agent, which proceeds the Agent shall disburse to the Borrower (after receipt of a written request from the Borrower) for application to the shut-down costs of the Borrower in accordance with the Budget;

        WHEREAS, the Borrower has requested that the Agent release the proceeds of the Collateral from the Liens held by the Agent to effect the purposes hereof;

        WHEREAS, the Agent and the Lenders are willing to agree, and the Government Guarantor is willing to consent, to such extended forbearance on the terms and conditions set forth herein;

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                       FORBEARANCE; RELEASE OF COLLATERAL

               SECTION 1.01. FORBEARANCE; RELEASE OF COLLATERAL.

               (a) Standstill. From the Effective Date (as defined below) until the close of business on January 11, 2002 (the "Standstill Period"), and subject to the satisfaction of the conditions set forth herein, the Agent and the Lenders agree to refrain from (i) accelerating the Obligations under the Loan Agreement and (ii) exercising any other rights or remedies available to them pursuant to the Loan Agreement.

               (b) Termination of Standstill. Notwithstanding the foregoing, the Standstill Period shall automatically and immediately terminate without necessity or requirement of any notice or any other action and, upon such termination, each of the Agent and the Lenders may take any action granted or available to it under law or contract (including, without limitation, acceleration of the Obligations, foreclosure on the Collateral and exercise of set-off rights), upon the occurrence of any of the following events:


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                      (i) The occurrence of any Default or Event of Default
under Loan Agreement other than a Specified Default (as defined below).

                      (ii) The Borrower and its Subsidiaries shall not at any time operate their businesses in accordance with the budget prepared by the Borrower and attached hereto as Exhibit A (the "Budget").

                      (iii) The Borrower shall fail to deposit any and all proceeds of the Collateral into a Blocked Account or a Cash Collateral Account as directed by the Agent.

                      (iv) The commencement by the Borrower or any of its Subsidiaries, or any creditor of the Borrower or any of its Subsidiaries, or any other Person of any legal, judicial, administrative or arbitration proceeding in any court or other tribunal to challenge any Lender's secured claims with respect to the Obligations.

                      (v) The commencement of any voluntary proceeding, or the filing of any voluntary petition, by the Borrower or any of its Subsidiaries under title 11, United States Code (the "Bankruptcy Code") or any similar law for the protection of creditors or relief of debtors.

                      (vi) The commencement of any involuntary proceeding, or the filing of any involuntary petition, by any creditor of the Borrower or any of its Subsidiaries, or any other Person, under the Bankruptcy Code or any similar law for the protection of creditors or relief of debtors, and such proceeding or petition shall not be dismissed within 30 days of the commencement or filing thereof.

               (c) Definition of Specified Default. For purposes of this Forbearance Agreement, "Specified Default" means any Default which occurs under any of (A) clause (d) of Section 8.1 of the Loan Agreement to the extent that such Default occurs as a result of non-compliance with Section 6.3, clause (a) of Section 6.8 or Section 7.5 of the Loan Agreement (to the extent such non-compliance with Section 7.5 relates to the sale of inventory not in the ordinary course of business which is made in accordance with the Budget), (B) clauses (e) and (f) of Section 8.1 the Loan Agreement as a result of the non-payment of trade payables (but not any other Indebtedness) by the Borrower after the Effective Date, or (C) Section 1.4 of that certain Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing dated January 3, 2001, in the case of each of (A), (B) and (C) above, which occurs in connection with the shut-down of the majority of the operations of the Borrower and its Subsidiaries and as a result of the sale of certain of their inventories and the collection of their receivables in accordance with the Budget.

               (d) Release of Collateral. In order to permit the Borrower to apply the proceeds of the inventory and receivables to the shut-down costs of the Borrower in accordance with the Budget, upon receipt of a written request from the Borrower the Agent will, and is hereby authorized to, release (in accordance with the Budget and, in any event, only in amounts not to exceed in the aggregate $6,000,000 as follows: for the week ending December 28, 2001, an amount not to exceed $2,150,000; for the week ending January 4, 2002, an amount not to exceed $1,900,000; and for the week ending January 11, 2002, an amount to exceed $2,100,000) such Collateral from the Liens of the Agent. The Agent shall have no obligation to disburse to the Borrower, and the Borrower shall have no right to withdraw, any amount from any Blocked Account or Cash Collateral Account except as provided for in the Budget and subject to the limitations set forth in the immediately preceding sentence.


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                                   ARTICLE II

                  CONDITIONS PRECEDENT TO FORBEARANCE AGREEMENT

        The forbearance set forth in Article I hereof shall become effective on the date (the "Effective Date") that each of the following conditions precedent are or shall be contemporaneously satisfied:

               SECTION 2.01. The Agent shall have received counterparts of this Forbearance Agreement duly executed by the Agent, the Requisite Lenders, the Borrower, and the conditions to amendments and modifications set forth in
Section 5.5 of the U.S. Government Guarantee shall be satisfied.

               SECTION 2.02. The Agent shall have received, dated the date of receipt thereof by the Agent, in form and substance satisfactory to the Agent, a certificate signed by a duly authorized officer of the Borrower stating that:

               (a) The representations and warranties contained in Article III hereof are correct on and as of the date of such certificate as though made on and as of such date; and

               (b) After giving effect to this Forbearance Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default, other than the Specified Defaults.

               SECTION 2.03. After giving effect to this Forbearance Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default, other than the Specified Defaults.

               SECTION 2.04. Borrower shall have paid and reimbursed the Agent and the Lenders for all outstanding and unpaid fees, costs and expenses, including fees and expenses of Weil, Gotshal & Manges LLP.

               SECTION 2.05. Each of the Agent and the Government Guarantor shall have received such documents from the Borrower as the Agent shall request in writing.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

        The Borrower represents and warrants to the Agent and the Lenders that:

               SECTION 3.01. AUTHORIZATION. The execution, delivery and performance by the Borrower of this Forbearance Agreement have been authorized by all necessary limited liability company action, and this Forbearance Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).


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               SECTION 3.02. NO CONFLICT. Neither the execution, delivery and performance of this Forbearance Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (a) any provision of the Borrower's certificate of formation or agreement of limited liability company, (b) any law or regulation, or any order or decree of any court or government agency or instrumentality, or (c) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their property is bound.

               SECTION 3.03. REPRESENTATIONS AND WARRANTIES IN THE LOAN AGREEMENT. The representations and warranties set forth in Article IV of the Loan Agreement (other than the representations and warranties set forth in Section 4.5 of the Loan Agreement) and in each other Loan Document are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate only to an earlier date.

               SECTION 3.04. NO DEFAULT. After giving effect to this Forbearance Agreement, no Default or Event of Default other than any Specified Default has occurred and is continuing under the Loan Agreement.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

               SECTION 4.01. REFERENCE TO AND EFFECT UPON THE LOAN AGREEMENT; NO WAIVER.

               (a) The Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Forbearance Agreement shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of the Agent or any Lender under the Loan Agreement or any Loan Document, or constitute a waiver of any provision of the Loan Agreement or any Loan Document.

               SECTION 4.02. COSTS AND EXPENSES. As provided in Section 10.3 of the Loan Agreement, the Borrower agrees to reimburse the Agent and the Lenders and the Government Guarantor for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Forbearance Agreement.

               SECTION 4.03. RELEASE. In further consideration of the Lenders' execution of this Forbearance Agreement, the Borrower hereby releases each of the Agent, the Government Guarantor and each Lender and each of their respective affiliates, officers, employees, directors, agents and attorneys (collectively, the "Releasees") from any and all claims, demands, liabilities, responsibilities, disputes, causes of action (whether at law or equity) and obligations of every kind or nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent that the Borrower may have against the Releasees which arise from or in any way relate to the Obligations, any Collateral, any Loan Document (including, without limitation, the Original Forbearance Agreement and this Forbearance Agreement), any documents, agreements, dealings or other matters in connection with or relating to any of the


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Loan Documents, and any third parties liable in whole or in part for the
Obligations, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the date hereof (including, without limitation, any actions or inactions which any of the Releasees may have taken or omitted to take prior to the date hereof).

               SECTION 4.04. GOVERNING LAW. THIS FORBEARANCE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

               SECTION 4.05. SUBMISSION TO JURISDICTION; SERVICE OF PROCESS. Any legal action or proceeding with respect to this Forbearance Agreement or any other Loan Document may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Forbearance Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

               SECTION 4.06. WAIVER OF JURY TRIAL. THE AGENT, THE LENDERS AND THE BORROWER IRREVOCABLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS FORBEARANCE AGREEMENT.

               SECTION 4.07. AMENDMENT AND RESTATEMENT. This Forbearance Agreement amends and restates in its entirety the Original Forbearance Agreement and on the Effective Date the Original Forbearance Agreement shall be of no further force and effect.

               SECTION 4.08. HEADINGS. Section headings in this Forbearance Agreement are included herein for convenience of reference only and shall not constitute a part of this Forbearance Agreement for any other purposes.

               SECTION 4.09. COUNTERPARTS. This Forbearance Agreement may be executed in any number of counterparts and by facsimile, each of which counterparts when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.


                            [SIGNATURE PAGES FOLLOW]


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        IN WITNESS WHEREOF, the parties hereto have caused this Forbearance
Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above.


BORROWER:

GENEVA STEEL LLC


By:     /s/ Steve Bunker
Name:   Steve Bunker
Title:  Vice President and Treasurer


AGENT AND LENDER:

CITICORP USA, INC.,
as Agent and Term A Lender


By:     /s/ David Jaffe
Name:   David Jaffe
Title:  Vice President


LENDERS:

CITICORP NORTH AMERICA, INC.
as Term B Lender


By:     /s/ John Gilliland
Name:   John Gilliland
Title:  Managing Director


ALBERT FRIED & COMPANY
as Term C Lender


By:     /s/ Albert Fried, Jr.
Name:   Albert Fried Jr.
Title:  Managing Director



     [Government Guarantor Consent Page to Amended and Restated Forbearance
                                   Agreement]

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GOVERNMENT GUARANTOR:


Approved and consented to the foregoing Forbearance Agreement as of this 21st of December, 2001

EMERGENCY STEEL LOAN GUARANTY BOARD,
  as Government Guarantor


By:     /s/  Marguerite Owen
Name:   Marguerite Owen
Title:  General Counsel






     [Government Guarantor Consent Page to Amended and Restated Forbearance
                                   Agreement]